SECURITIES AND EXCHANGE COMMISSION
                              Washington D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported): April 21, 2006


                               SERVICE 1ST BANCORP
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         CALIFORNIA                 000-50323                32-0061893
----------------------------      -------------        ----------------------
(State or other jurisdiction      (File Number)          (I.R.S. Employer
      of incorporation)                                identification number)


                  49 West 10th Street, Tracy, California 95376
              -----------------------------------------------------
              (Address of principal executive offices and zip code)


                                 (209) 956-7800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13c-4(c))

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

Item 8.01.  Other Events.
            ------------

            On April 21, 2006, Registrant issued a press release announcing that Gina Manley has joined the Registrants' subsidiary, Service 1st Bank, as Vice President and Manager of the Lodi Office. Service 1st Bank's full-service Lodi Office is scheduled to open this summer.

            The foregoing is qualified by reference to the press release attached as Exhibit 99.1.


Item 9.01.  Financial Statements and Exhibits
            ---------------------------------

            a.    Financial Statements
                  --------------------

                  None.

            b.    Pro Forma Financial Information
                  -------------------------------

                  None.

            c.    Exhibits
                  --------

                  (99.1)   Press Release dated April 21, 2006



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

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


April 21, 2006

Service 1st Bancorp


By:  /s/ BRYAN HYZDU
     -------------------------------
     President


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

                                  EXHIBIT INDEX



                                                                  Sequential
Exhibit Number       Description                                  Page Number
--------------       -----------                                  -----------

     99.1            Press Release dated April 21, 2006              5-6





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